                                                                     Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

The Sponsor, Trustee and Unit Holders of Uncommon Values Aggressive Growth Series, 1999 and Uncommon Values Growth & Income Series, 1999:

  We consent to the use of our report dated July 21, 1999, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.


                                                   /s/ KPMG LLP

                                                       KPMG LLP

New York, New York
July 21, 1999